Exhibit 10.13

AGORA, INC.
Class A Ordinary Shares Purchase Agreement
June 18, 2020
Coatue CPP 10 LLC
9 West 57th Street, 25th Floor
New York, NY 10019
USA
Ladies and Gentlemen:
Agora, Inc., an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”), proposes to issue and sell to you (the “Purchaser”), that number of Class A ordinary shares, par value US$0.0001 each (the “Class A Ordinary Shares”), of the Company as determined pursuant to the calculation set forth in Section 1(a) below (the “Shares”). The issuance and sale to the Purchaser of the Shares is to be consummated immediately subsequent to the closing of the issuance and sale of Class A Ordinary Shares in the form of American depositary receipts (the “ADSs”) by the Company pursuant to an Underwriting Agreement to be entered into by and among the Company and the representatives of the several Underwriters named therein (the “Underwriters”), to the Underwriters in connection with the Company’s initial public offering of ADSs pursuant to the Company’s Registration Statement on Form F-1 (the “Registration Statement”) and/or any related registration statements, immediately prior to, or upon, the closing of which all of the outstanding shares of the Company will convert into Class A Ordinary Shares or Class B ordinary shares, par value US$0.0001 each (the “Qualified IPO”). Such Underwriting Agreement, in the form executed by the Company and the Underwriters in connection with the Qualified IPO is referred to herein as the “Underwriting Agreement.”

1.	Purchase of the Shares by the Purchaser.

(a)
The Company agrees to issue and sell the Shares to the Purchaser as provided in this agreement (the “Agreement”), and the Purchaser agrees to purchase from the Company the Shares at a price per Share (the “Purchase Price”) equal to the initial public offering price per ADS in the Qualified IPO (before any underwriting discounts and commissions) (the “ADS Price”) multiplied by the number of ADSs (or fraction thereof) representing one Class A Ordinary Share, pursuant to the exchange rate set forth in the Prospectus (as defined in the Underwriting Agreement) (the “IPO Price”). The number of Shares to be sold by the Company and purchased by the Purchaser shall equal the quotient of US$50,000,000.00 divided by the IPO Price (rounded down to the nearest whole Share).

(b)
Payment for the Shares shall be made by wire transfer in immediately available funds to the account specified by the Company to the Purchaser, at the location and at the time of the closing of the Qualified IPO, subject to the satisfaction of the conditions set forth herein. The time and date of such payment for the Shares is referred to herein as the “Closing Date.” Payment for the Shares to be purchased on the Closing Date shall be made against delivery to the Purchaser of the Shares registered in the name of the Purchaser, which Shares shall be uncertificated shares.

2.
Registration Rights. If the Purchaser is not already a party to the Company’s Amended and Restated Shareholders Agreement, dated February 12, 2020, by and among the Company, the shareholders of the Company named therein and the other parties thereto, as may be amended through the Closing Date (the “Rights Agreement”), the Rights Agreement shall be amended on the Closing Date to provide the

Purchaser with certain registration rights with respect to the Shares, such amendment to be in substantially the form attached hereto as Exhibit A (the “Rights Agreement Amendment”).

3.	Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as of the date hereof and as of the Closing Date):

(a)
Organization and Qualification. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Cayman Islands, with power and authority (corporate and other) to own its properties and conduct its business as now conducted, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing (or the foreign equivalent to the extent the concept is applicable in such jurisdiction) under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to so qualify or be in good standing in any such jurisdiction would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. For purposes of this Section 3, “Material Adverse Effect” means (i) any material adverse effect, or any development involving a prospective material adverse effect, in or affecting the general affairs, management, assets (including intangible assets), liabilities, consolidated financial position, consolidated shareholders’ equity, prospects, or consolidated results of operations of the Company and its subsidiaries, taken as a whole, or (ii) any effect, or any development involving a prospective effect, that could adversely affect, prevent or delay, the ability of the Company to perform any of its covenants or obligations under this Agreement, the Rights Agreement, or the Rights Agreement Amendment, if applicable, to consummate the sale and issuance of the Shares or the other transactions contemplated hereby and thereby, or otherwise prohibit or make illegal the consummation of the transactions contemplated hereby.

(b)
Authorization; Enforceability. The Company has the requisite corporate power and authority to enter into this Agreement and the Rights Agreement Amendment, if applicable, and to perform its obligations hereunder and thereunder. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and the Rights Agreement Amendment, if applicable, the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance and delivery of the Shares has been taken and no other corporate proceedings on the part of the Company, its officers, directors or shareholders are necessary to authorize and approve this Agreement, the Rights Agreement Amendment, if applicable, or the transactions contemplated hereby and thereby. This Agreement has, and as of the Closing Date the Rights Agreement Amendment, if applicable, will have, been duly executed and delivered by the Company and constitutes the valid and legally binding obligations of the Company, enforceable against the Company in accordance with its terms (i) except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (ii) to the extent the indemnification provisions contained in the Rights Agreement may be limited by applicable federal or state securities laws.

(c)
Valid Issuance of Shares. The Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement and when appropriate entries are made in the register of members of the Company, will be validly issued, fully paid and non-assessable, and as of the

Closing Date will conform to the description of the Company’s Class A Ordinary Shares contained in the Prospectus (as defined in the Underwriting Agreement).

(d)
No Conflicts. The issue and sale of the Shares, the compliance by the Company with this Agreement and the Rights Agreement Amendment, if applicable, and the consummation of the transactions herein and therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the memorandum and articles of association the Company, or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except in the case of (i) and (iii), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares by the Company or the consummation by the Company of the transactions contemplated by this Agreement or the Rights Agreement Amendment, if applicable, except (A) such consents, approvals, authorizations, orders, registrations or qualifications as may be required under Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), or state securities or Blue Sky laws, or (B) where the failure to obtain any such consent, approval, authorization, order, registration or qualification would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(e)
Description of Share Capital. As of the Closing Date, the statements set forth in the Time of Sale Prospectus (as defined in the Underwriting Agreement) and Prospectus (as defined in the Underwriting Agreement) under the caption “Description of Share Capital,” insofar as they purport to constitute a summary of the terms of the Company’s share capital, are accurate, complete and fair in all material respects.

(f)
Registration Statement. The Registration Statement, and any amendment thereto, including any information deemed to be included therein pursuant to the rules and regulations SEC promulgated under the Securities Act, complied (or, in the case of amendments filed after the date hereof, will comply) as of its filing date in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC promulgated thereunder, and did not (or, in the case of amendments filed after the date hereof, will not) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date it is declared effective by the SEC, the Registration Statement, as so amended, and any related registration statements, will comply in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC promulgated thereunder, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. The preliminary prospectus included in the Registration Statement as of the date the Registration Statement is declared effective by the SEC, and any free writing prospectus related to the Registration Statement and any final prospectus related to the Registration Statement filed pursuant to Rule 424 promulgated under the Securities Act, in each case as of its date, will comply in all material respects with the requirements of the Securities Act and the rules and regulations promulgated thereunder, and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(g)
Brokers or Finders. The Company has not engaged any brokers, finders or agents such that the Purchaser will incur, directly or indirectly, as a result of any action taken by the Company, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement.

(h)
Private Placement. Assuming the accuracy of the representations, warranties and covenants of the Purchaser set forth in Section 4 of this Agreement, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Purchaser under this Agreement.

4.	Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as of the date hereof and as of the Closing Date that:

(a)
Organization and Qualification. The Purchaser is duly organized, validly existing and in good standing (or the foreign equivalent to the extent the concept is applicable in such jurisdiction) under, and by virtue of, the laws of the place of its incorporation or establishment.

(b)
Authorization; Enforceability. The Purchaser has the requisite corporate or other applicable organizational power and authority to enter into this Agreement and the Rights Agreement Amendment, if applicable, and to perform its obligations hereunder and thereunder. All corporate or other applicable organizational action on the part of the Purchaser, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and the Rights Agreement Amendment, if applicable, and the performance of all obligations of the Purchaser hereunder and thereunder has been taken and no other corporate or other applicable organizational proceedings on the part of the Purchaser, its officers, directors or shareholders are necessary to authorize and approve this Agreement, the Rights Agreement Amendment, if applicable, or the transactions contemplated hereby and thereby. This Agreement has, and as of the Closing Date the Rights Agreement Amendment, if applicable, will have, been duly executed and delivered by the Purchaser and constitutes the valid and legally binding obligations of the Purchaser, enforceable against the Purchaser in accordance with its terms (i) except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (ii) to the extent the indemnification provisions contained in the Rights Agreement may be limited by applicable federal or state securities laws.

(c)	[Intentionally Omitted].

(d)
Purchase Entirely for Own Account. The Purchaser hereby confirms that the Shares will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares. Except as otherwise disclosed to the Company on or prior to the Closing Date, the Purchaser has not been formed for the specific purpose of acquiring the Shares.

(e)	Disclosure of Information. The Purchaser believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Shares. The Purchaser further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares.

(f)
Restricted Securities. The Purchaser understands that the Shares are being issued in a transaction that was not, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Shares indefinitely and/or are subject to transfer restrictions for a specified “distribution compliance period” under Regulation S promulgated under the Securities Act, and, in each case, cannot be transferred unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Shares for resale. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.

(g)	Legends. The Purchaser understands that the Shares may bear one or all of the following legends:

i.
“THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION THAT WAS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.”

ii.	Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the Shares represented by the certificate so legended.

(h)
Eligible Investor. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D and/or is not a “U.S. person” as defined in Rule 902(k) of Regulation S, in each case as promulgated under the Securities Act.

(i)	Non-U.S. Investors. If the Purchaser is a Non-U.S. person (as defined below), the Purchaser hereby represents and warrants to the Company as follows:

i.	This Agreement is made by the Company with the Purchaser, who is a Non-U.S. person, in reliance upon such Non-U.S. person’s representations, warranties and covenants made in this Section 4(i).

ii.	Such Non-U.S. person has been advised and acknowledges that:

A.	the Shares have not been, and when issued, will not be registered under the Securities Act, the securities laws of any state of the United States or the securities laws of any other country;

B.	in issuing and selling the Shares to such Non-U.S. person pursuant hereto, the Company is relying upon the “safe harbor” provided by Regulation S and/or on Section 4(a)(2) under the Securities Act;

C.
it is a condition to the availability of the Regulation S “safe harbor” that the Shares not be offered or sold in the United States or to a U.S. person until the expiration of a forty-day “distribution compliance period” following the Closing Date; and

D.
notwithstanding the foregoing, prior to the expiration of the forty-day “distribution compliance period” after the Closing Date (the “Restricted Period”), the Shares may be offered and sold by the holder thereof only if such offer and sale is made in compliance with the terms of this Agreement and either: (1) if the offer or sale is within the United States or to or for the account of a U.S. person (as such terms are defined in Regulation S), the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act; or (2) the offer and sale is outside the United States and to other than a U.S. person.

iii.
As used herein, the term “United States” means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia, and the term “U.S. person” (as defined in Regulation S) means:

A.	a natural person resident in the United States;

B.	any partnership or corporation organized or incorporated under the laws of the United States;

C.	any estate of which any executor or administrator is a U.S. person;

D.	any trust of which any trustee is a U.S. person;

E.	any agency or branch of a foreign entity located in the United States;

F.	any nondiscretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

G.	any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated and (if an individual) resident in the United States; and

H.
a corporation or partnership organized under the laws of any foreign jurisdiction and formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.
As used herein, the term “Non-U.S. person” means any person who is not a U.S. person or is deemed not to be a U.S. person under Rule 902(k)(2) of the Securities Act.

iv.	Such Non-U.S. person agrees that with respect to the Shares, until the expiration of the Restricted Period:

A.
such Non-U.S. person, its agents or its representatives have not and will not solicit offers to buy, offer for sale or sell any of the Shares or any beneficial interest therein in the United States or to or for the account of a U.S. person; and

B.
notwithstanding the foregoing, the Shares may be offered and sold by the holder thereof only if such offer and sale is made in compliance with the terms of this Agreement and either: (1) if the offer or sale is within the United States or to or for the account of a U.S. person (as such terms are defined in Regulation S), the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act; or (2) the offer and sale is outside the United States and to other than a U.S. person; and

C.	such Non-U.S. person shall not engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.
The foregoing restrictions are binding upon subsequent transferees of the Shares, except for transferees pursuant to an effective registration statement. Such Non-U.S. person agrees that after the Restricted Period, the Shares may be offered or sold within the United States or to or for the account of a U.S. person only pursuant to applicable securities laws.

v.
Such Non-U.S. person has not engaged, nor is it aware that any party has engaged, and such Non-U.S. person will not engage or cause any third party to engage, in any directed selling efforts (as such term is defined in Regulation S) in the United States with respect to the Shares.

vi.
Such Non-U.S. person: (A) is domiciled and has its principal place of business outside the United States; (B) certifies it is not a U.S. person and is not acquiring the Shares for the account or benefit of any U.S. person; and (C) at the time of the Closing Date, the Non-U.S. person or persons acting on Non-U.S. person’s behalf in connection therewith will be located outside the United States.

vii.
At the time of offering to such Non-U.S. person and communication of such Non-U.S. person’s order to purchase the Shares and at the time of such Non-U.S. Person’s execution of this Agreement, the Non-U.S. person or persons acting on Non-U.S. person’s behalf in connection therewith were located outside the United States.

viii.	Such Non-U.S. person is not a “distributor” (as defined in Regulation S) or a “dealer” (as defined in the Securities Act).

ix.
Such Non-U.S. person acknowledges that the Company shall make a notation in its share register regarding the restrictions on transfer set forth in this Section 4(i) and shall transfer such shares on the books of the Company only to the extent consistent therewith. In particular, such Non-U.S. person acknowledges that the Company shall refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration.

x.
Such Purchaser understands and agrees that each certificate held by such Non-U.S. person representing the Shares, or any other securities issued in respect of the Shares upon any share split, dividend, recapitalization, merger, consolidation or similar event, shall bear the following legend (in addition to any legend required by this Agreement or under applicable state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THE SHARES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. THIS CERTIFICATE MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE, HYPOTHECATION OR ANY OTHER TRANSFER OF ANY INTEREST IN ANY OF THE SHARES REPRESENTED BY THIS CERTIFICATE.

xi.
If the Purchaser is a Non-U.S. person, the Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (A) the legal requirements within its jurisdiction for the purchase of the Shares, (B) any foreign exchange restrictions applicable to such purchase, (C) any governmental or other consents that may need to be obtained, and (D) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares. The Purchaser’s subscription and payment for and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of the Purchaser’s jurisdiction.

(j)
Investment Experience. The Purchaser acknowledges that it is investing in securities of companies in the development stage and that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares.

(k)
No General Solicitation. Neither the Purchaser nor any of its officers, directors, employees, agents, stockholders, partners or affiliates has been directly or indirectly solicited through any public advertising or general solicitation (including by means of the Registration Statement or prospectus contained therein) and did not learn of and become interested in the transaction contemplated in this Agreement by means of the Registration Statement or prospectus contained therein. The Purchaser hereby further confirms that it or an affiliate of the Purchaser had a substantive pre-existing relationship with the Company prior to the commencement of any discussion in connection with the transaction contemplated in this Agreement. Neither the Purchaser, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including, through a broker or finder (i) engaged in any general solicitation, or (ii) published any advertisement in connection with the offer and sale of the Shares.

(l)
Brokers or Finders. The Purchaser has not engaged any brokers, finders or agents such that the Company will incur, directly or indirectly, as a result of any action taken by the Purchaser, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement.

5.	Conditions of Purchaser’s Obligations. The obligation of the Purchaser to purchase the Shares on the Closing Date as provided herein is subject to the following conditions:

(a)
Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct on the date hereof and on and as of the Closing Date (except to the extent any such representations and warranties expressly relate to an earlier date, in which case, as of such earlier date).

(b)
Public Offering ADSs. The Underwriters shall have purchased, immediately prior to the purchase of the Shares by the Purchaser hereunder, the Firm ADSs (as defined in the Underwriting Agreement) at the ADS Price (less any underwriting discounts or commissions).

(c)
No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Shares or otherwise prohibit or make illegal the consummation of the transactions contemplated hereby; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Shares or otherwise prohibit or make illegal the consummation of the transactions contemplated hereby.

(d)
Amendment to Rights Agreement. If applicable, the Company, the Purchaser and the parties to the Rights Agreement required to amend the Rights Agreement shall have executed and delivered to the Company and the Purchaser signature pages to the Rights Agreement Amendment, and the Rights Agreement, as amended, shall be in full force and effect.

6.	Conditions of Company’s Obligations. The obligation of the Company to issue and sell the Shares on the Closing Date as provided herein is subject to the following conditions:

(a)
Representations and Warranties. The representations and warranties of the Purchaser contained herein shall be true and correct on the date hereof and on and as of the Closing Date (except to the extent any such representations and warranties expressly relate to an earlier date, in which case, as of such earlier date).

(b)
Public Offering Shares. The Underwriters shall have purchased, immediately prior to the issuance and sale of the Shares by the Company hereunder, the Firm ADSs (as defined in the Underwriting Agreement) at the ADS Price (less any underwriting discounts or commissions).

(c)	No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Shares or otherwise prohibit or make illegal the consummation of the transactions contemplated hereby; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Shares or otherwise prohibit or make illegal the consummation of the transactions contemplated hereby.

(d)
Lock-Up Agreement. The Purchaser shall have executed and delivered to the Company a lock-up agreement in substantially the form provided to the Purchaser by the Company (the “Lock-Up Agreement”), and the Lock-Up Agreement shall be in full force and effect.

7.
Termination. This Agreement shall automatically terminate upon the earliest to occur of (i) the written consent of each of the Company and the Purchaser, (ii) the withdrawal by the Company of the Registration Statement, (iii) following the execution of the Underwriting Agreement, the termination of such Underwriting Agreement in accordance with its terms, and (iv) July 15, 2020, if the closing of the Qualified IPO has not occurred on or prior to such date.

8.
Covenants. The Company undertakes to use its reasonable efforts to (i) have the Company’s register of members updated as promptly as practicable after the Closing Date to reflect the issuance of the Shares, and (ii) cooperate with the Purchaser in good faith to facilitate the conversion of the Shares into the corresponding number of ADSs upon the request of the Purchaser in accordance with applicable securities laws and the terms of the deposit agreement with respect to the ADSs. The Company further agrees to pay the ADS issuance fee, if any, collected by the depositary, upon the initial issuance of the ADSs upon the Purchaser’s deposit of the Shares, whether such deposit and issuance occurs in connection with the sale of such ADSs or otherwise.

9.	Miscellaneous.

(a)	[Intentionally Omitted].

(b)
Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication.

i.	If to the Company:
Agora, Inc.
Floor 8, Building 12
Phase III of ChuangZhiTianDi
333 Songhu Road
Yangpu District, Shanghai
People’s Republic of China
Attention: Ivy Chan
With a copy to:
Wilson Sonsini Goodrich & Rosati, P.C.
701 Fifth Avenue, Suite 5100
Seattle, WA 98104
USA
Fax: (650) 493-6811

Attention: Michael Nordtvedt

ii.	If to the Purchaser:
Coatue CPP 10 LLC
9 West 57th Street, 25th Floor
New York, NY 10019
USA
Attention: Legal Department
With a copy to:
Cooley LLP
101 California Street, 5th Floor
San Francisco, CA 94111
USA
Fax: (415) 693 2222
Attention: Jodie Bourdet

(c)
Assignment. No party shall have the right to assign any of its rights or obligations under this Agreement without, in the case of the Purchaser, the prior written consent of the Company and in the case of the Company, the Purchaser.

(d)	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(e)
Jurisdiction; Venue. With respect to any disputes arising out of or related to this Agreement, the parties consent to the exclusive jurisdiction of, and venue in, the state courts in New York County in the State of New York (or in the event of exclusive federal jurisdiction, the courts of the Southern District of New York).

(f)
Waiver of Jury Trial. The Company and the Purchaser hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

(g)
Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assignees. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person, other than the parties hereto and their respective successors and assignees, any right or remedy under or in respect of this Agreement to enforce, make or pursue any claim, or enjoy any benefit under any provision contained in this Agreement.

(h)
Survival. The respective representations, warranties and agreements of the Company and the Purchasers contained in this Agreement shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or the Purchaser.

(i)	Entire Agreement. This Agreement, the Rights Agreement Amendment, if applicable, and the Lock-Up Agreement constitute the full and entire understanding and agreement between the parties with regard to the specific subject matter hereof, and any and all other written or oral agreements relating to the specific subject matter hereof existing between the parties hereto are expressly cancelled.

(j)
Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes

(k)
Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(l)	Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.
If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.
[Signature Page Follows]

Very truly yours,

AGORA, INC.

By:	/s/ Bin (Tony) Zhao
Name: Bin (Tony) Zhao
Title: Chief Executive Officer and Chairman

Signature Page to Class A Ordinary Shares Purchase Agreement

Accepted as of the date hereof

COATUE CPP 10 LLC
By: Coatue Management, L.L.C., its investment manager

By: /s/ Zachary Feingold
Name: Zachary Feingold
Title: Authorized Signatory

Signature Page to Class A Ordinary Shares Purchase Agreement

EXHIBIT A
Form of Rights Agreement Amendment

AMENDMENT TO
AMENDED AND RESTATED SHAREHOLDERS AGREEMENT
THIS AMENDMENT TO AMENDED AND RESTATED SHAREHOLDERS AGREEMENT (this “Amendment”) is made as of June __, 2020 by and among Agora, Inc., an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”), Mr. ZHAO Bin (the “Founder”), each of the Preferred Holders (as defined in that certain Amended and Restated Shareholders Agreement, dated as of February 12, 2020, as amended (the “Rights Agreement”)), and [Purchaser name] and [Purchaser name] (collectively, the “CPP Purchasers”). Capitalized terms not defined herein have the meanings set forth in the Rights Agreement.
RECITALS
WHEREAS, the Company, the Founder and each of the Preferred Holders previously entered into the Rights Agreement;
WHEREAS, the Company is entering into a Class A Ordinary Shares Purchase Agreement with each of the CPP Purchasers, dated as of even date herewith (the “Purchase Agreement”), pursuant to which each of the CPP Purchasers will purchase Class A ordinary shares, par value US$0.0001, of the Company (the “Shares”) immediately following the closing of the Qualified IPO (as defined in the Rights Agreement);
WHEREAS, the Company, the Founder and each of the Preferred Holders desire to amend the terms of the Rights Agreement as set forth herein to include the Shares as Registrable Securities under the Rights Agreement solely for purposes of Sections 1 through 6 of the Rights Agreement; and
WHEREAS, pursuant to Section 13.12 of the Rights Agreement, the Rights Agreement may be amended only with the written consent of (i) the Company; (ii) each Preferred Holder; and (iii) the Founder.
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, all of the parties hereto mutually agree as follows:
AGREEMENT
Amendment to Section 1.1(b). The definition of “Registrable Securities” in Section 1.1 of the Rights Agreement is hereby amended and restated in its entirety to read as follows:
“Registrable Securities” means (i) the Ordinary Shares issued or issuable upon conversion of the Preferred Shares; (ii) any Ordinary Shares of the Company issued as a dividend or other distribution with respect to, in exchange for, or in replacement of, the shares referenced in (i) herein; (iii) the Class A ordinary shares issued pursuant to that certain Class A Ordinary Shares Purchase Agreement by and between the Company and [Purchaser name], dated as of June __, 2020; (iv) the Class A ordinary shares issued pursuant to that certain Class A Ordinary Shares Purchase Agreement by and between the Company and [Purchaser name], dated as of June __, 2020; and (v) any Ordinary Shares owned or hereafter acquired by the Investors; excluding in all cases, however, any of the foregoing sold by a Person in a transaction other than an assignment pursuant to Section 13.3. For purposes of this Agreement, Registrable Securities shall cease to be Registrable Securities when such Registrable Securities have been disposed of pursuant to an effective Registration Statement.
Consent to Add Party. Each of the undersigned hereby waives the provisions of Section 6.2 of the Rights Agreement and consents to the addition of each of the CPP Purchasers as a “Holder” party to the Rights Agreement, as amended by this Amendment, solely for the purposes of Sections 1 through 6 thereunder.
Governing Law. This Amendment shall be governed by and construed under the Laws of Hong Kong, without regard to the principles of conflict of laws thereunder.
Rights Agreement. Wherever necessary, all other terms of the Rights Agreement are hereby amended to be consistent with the terms of this Amendment. Except as specifically set forth herein, the Rights Agreement shall remain in full force and effect.
Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Amendment on the date first written above.

COMPANY:	Agora, Inc.

By:
Name: ZHAO Bin
Title: Director

Signature Page to Amendment to Amended and Restated Shareholders Agreement

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Amendment on the date first written above.

FOUNDER:

ZHAO Bin

Signature Page to Amendment to Amended and Restated Shareholders Agreement

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Amendment on the date first written above.

PREFERRED HOLDER:	SIG China Investments Master Fund III, LLLP

SIG Asia Investment, LLLP, Its Authorized Agent

By: Heights Capital Management, Inc., Its Authorized Agent

By:
Name: Michael Spolan
Title: General Counsel

PREFERRED HOLDER:	SIG Global China Fund I, LLLP

SIG Asia Investment, LLLP, Its Authorized Agent

By: Heights Capital Management, Inc., Its Authorized Agent

By:
Name: Michael Spolan
Title: General Counsel

Signature Page to Amendment to Amended and Restated Shareholders Agreement

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Amendment on the date first written above.

PREFERRED HOLDER:	IDG Technology Venture Investment V, L.P.

By: IDG Technology Venture Investment V, LLC, its General Partner

By:
Name:
Title:

Signature Page to Amendment to Amended and Restated Shareholders Agreement

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Amendment on the date first written above.

PREFERRED HOLDER:	Shunwei Technology II Limited

By:
Name:
Title:

Signature Page to Amendment to Amended and Restated Shareholders Agreement

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Amendment on the date first written above.

PREFERRED HOLDER:	Duowan Entertainment Corp.

By:
Name:
Title:

Signature Page to Amendment to Amended and Restated Shareholders Agreement

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Amendment on the date first written above.

PREFERRED HOLDER:	MORNINGSIDE CHINA TMT FUND II, L.P.,
a Cayman Islands exempted limited partnership

By :
MORNINGSIDE CHINA TMT GP II, L.P.,
a Cayman Islands exempted limited partnership, its general partner

By :
TMT GENERAL PARTNER LTD.,
a Cayman Islands limited company, its general partner

in on

Director/Authorised Signatory

Signature Page to Amendment to Amended and Restated Shareholders Agreement

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Amendment on the date first written above.

PREFERRED HOLDER:	MORNINGSIDE CHINA TMT TOP UP FUND, L.P.,
a Cayman Islands exempted limited partnership

By :
MORNINGSIDE CHINA TMT GP II, L.P.,
a Cayman Islands exempted limited partnership, its general partner

By :
TMT GENERAL PARTNER LTD.,
a Cayman Islands limited company, its general partner

in on

Director/Authorised Signatory

Signature Page to Amendment to Amended and Restated Shareholders Agreement

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Amendment on the date first written above.

PREFERRED HOLDER:	MORNINGSIDE CHINA TMT SPECIAL OPPORTUNITY FUND II, L.P.,
a Cayman Islands exempted limited partnership

By :
MORNINGSIDE CHINA TMT GP IV, L.P.,
a Cayman Islands exempted limited partnership, its general partner

By :
TMT GENERAL PARTNER LTD.,
a Cayman Islands limited company, its general partner

in on

Title: Authorised Signatory

Signature Page to Amendment to Amended and Restated Shareholders Agreement

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Amendment on the date first written above.

PREFERRED HOLDER:	MORNINGSIDE CHINA TMT FUND IV CO-INVESTMENT, L.P.,
a Cayman Islands exempted limited partnership

By :
MORNINGSIDE CHINA TMT GP IV, L.P.,
a Cayman Islands exempted limited partnership, its general partner

By :
TMT GENERAL PARTNER LTD.,
a Cayman Islands limited company, its general partner

in on

Title: Authorised Signatory

Signature Page to Amendment to Amended and Restated Shareholders Agreement

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Amendment on the date first written above.

PREFERRED HOLDER:	Evolution Special Opportunity Fund I, L.P.
a Cayman Islands exempted limited partnership By: MSVC GP Limited, a Cayman Islands exempted company, as its general partner

By:
Name:
Title: Director / Authorized Signatory

PREFERRED HOLDER:	Evolution Fund I Co-investment, L.P.
a Cayman Islands exempted limited partnership By: MSVC GP Limited, a Cayman Islands exempted company, as its general partner

By:
Name:
Title: Director / Authorized Signatory

Signature Page to Amendment to Amended and Restated Shareholders Agreement

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Amendment on the date first written above.

PREFERRED HOLDER:	GGV CAPITAL IV L.P.
By: GGV Capital IV L.L.C., its General Partner

By:
Name:
Title:

PREFERRED HOLDER:	GGV Capital IV Entrepreneurs Fund L.P.
By: GGV Capital IV L.L.C., its General Partner

By:
Name:
Title:

Signature Page to Amendment to Amended and Restated Shareholders Agreement

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Amendment on the date first written above.

PREFERRED HOLDER:	CRCM Opportunity Fund, L.P.

By:
Name:
Title:

Signature Page to Amendment to Amended and Restated Shareholders Agreement

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Amendment on the date first written above.

PREFERRED HOLDER:	Yan Capital L.P.

By: Yan Capital Management Ltd.
Its Authorized Agent

By:
Name:
Title:

Signature Page to Amendment to Amended and Restated Shareholders Agreement

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Amendment on the date first written above.

PREFERRED HOLDER:	Coatue PE Asia XVI LLC
By: Coatue Management, L.L.C., its investment manager

By:
Name:
Title:

Signature Page to Amendment to Amended and Restated Shareholders Agreement

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Amendment on the date first written above.

PREFERRED HOLDER:	Internet Fund VI Pte. Ltd.

By:
Name:
Title:

Signature Page to Amendment to Amended and Restated Shareholders Agreement

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Amendment on the date first written above.

CPP PURCHASER:	[Purchaser name]
By:

By:
Name:
Title:

Signature Page to Amendment to Amended and Restated Shareholders Agreement

CPP PURCHASER:	[Purchaser name]

By:
Name:
Title:

Signature Page to Amendment to Amended and Restated Shareholders Agreement